Other (Income)/Deductions-Net	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Other Income And Expenses [Abstract]
Other (Income)/Deductions-Net
6.	Other (Income)/Deductions—Net

The components of Other (income)/deductions—net follow:

	Three Months Ended		Six Months Ended
(MILLIONS OF DOLLARS)	June 30, 2013	July 1, 2012	June 30, 2013	July 1, 2012
Royalty-related income	$(5)	$(7)	$(13)	$(13)
Identifiable intangible asset impairment charges	—	3	1	3
Net gain on sale of assets(a)	(6)	—	(6)	—
Certain legal matters, net(b)	—	(19)	—	(19)
Foreign currency loss(c)	2	3	12	3
Other, net	(1)	—	1	—

Other (income)/deductions—net	$(10)	$(20)	$(5)	$(26)

(a)	For the three and six months ended June 30, 2013, represents the net gain on the government-mandated sale of certain product rights in Brazil that were acquired with the FDAH acquisition in 2009.
(b)

For the three and six months ended July 1, 2012, represents income from a favorable legal settlement related to an intellectual property matter ($14 million) and a change in estimate for an environmental-related reserve due to a favorable settlement ($7 million) partially offset by litigation-related charges ($2 million).

(c)	For the six months ended June 30, 2013, primarily related to the Venezuela currency devaluation in February 2013.

6.	Other (Income)/Deductions—Net

The components of Other (income)/deductions—net follow:

	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Interest expense on allocated long-term debt(a)	$31	$36	$37
Royalty-related income	(32)	(26)	(30)
Net gains on sales of certain assets(b)	—	—	(104)
Identifiable intangible asset impairment charges(c)	5	69	—
Certain legal matters, net(d)	(19)	—	—
Other, net	—	5	4

Other (income)/deductions—net	$(15)	$84	$(93)

(a)

The interest expense on allocated long-term debt reflects an allocation of Pfizer’s weighted average effective interest rate on the Wyeth/FDAH-related acquisition debt, issued in March and June of 2009, of 5.3% in 2012, 5.1% in 2011 and 5.1% in 2010. See also Note 9D. Financial Instruments—Allocated Long-Term Debt.

(b)

Represents net gains on the sales of certain animal health assets divested in connection with Pfizer’s 2009 acquisition of Wyeth/FDAH. See also Note 4C. Acquisitions, Divestitures and Certain Investments—Divestitures.

(c)

In 2012, the asset impairment charges include (i) approximately $2 million of finite-lived companion animal developed technology rights; (ii) approximately $1 million of finite-lived trademarks related to genetic testing services; and (iii) approximately $2 million of finite-lived patents related to poultry technology. The asset impairment charges for 2012 reflect, among other things, loss of revenues as a result of negative market conditions and, with respect to the poultry technology, a re-assessment of economic viability. In 2011, the asset impairment charges include (i) approximately $30 million of finite-lived intangible assets related to parasiticides technology as a result of declining gross margins and increased competition; (ii) approximately $12 million of finite-lived intangible assets related to equine influenza and tetanus technology due to third-party supply issues; (iii) approximately $10 million of finite-lived intangible assets related to genetic testing services that did not find consumer acceptance; and (iv) approximately $17 million related to in-process research and development projects (acquired from Vetnex in 2010 and from FDAH in 2009), as a result of the termination of the development programs due to a re-assessment of economic viability.

(d)

In 2012, represents income from a favorable legal settlement related to an intellectual property matter ($14 million income) and a change in estimate for an environmental-related reserve ($7 million income), partially offset by litigation-related charges ($2 million).